Exhibit 99.1

Notable Labs Announces CEO Transition

Thomas Bock, MD resigns as CEO; Joseph Wagner, PhD, CSO, appointed interim CEO

Company affirms plan to initiate volasertib Phase 2 program in the coming months

FOSTER CITY, CA, August 26, 2024 – Notable Labs, Ltd. (Nasdaq: NTBL) (“Notable”, “Notable Labs” or the “Company”), a clinical-stage precision oncology company developing new cancer therapies identified by its Predictive Medicine Platform (PMP), announced that Thomas A. Bock, MD has resigned from his positions as Chief Executive Officer (CEO) and member of the Board of Directors of the Company, effective today.

Joseph Wagner, PhD, the Company’s Chief Scientific Officer (CSO), has been appointed as interim CEO. The Board of Directors has initiated a search process for Dr. Bock’s successor.

“On behalf of the Board and the entire Notable team, I want to extend our deepest gratitude to Thomas for his visionary leadership and tireless dedication to the Company. Under his leadership, Notable transformed from a private diagnostic start-up to a publicly-traded clinical-stage therapeutic-focused leader in Predictive Medicine and delivered industry-leading results from platform-validating clinical trials in hematologic cancers. We are confident that the strong foundation Thomas built will lead to continued progress, starting with the initiation of the Phase 2 clinical program for volasertib, expected in the coming months,” said Tuomo Pätsi, Chairman of the Board. “As we search for Thomas’ successor, we look forward to working with Joe to continue Notable’s work to revolutionize the use of predictive medicine in cancer care.”

“I am especially proud of Notable’s world-class team and how far the Company has come in developing PMP as a novel precision medicine tool. I believe the re-designed volasertib development program, which merges biology and technology through enhanced trial design and the use of PMP, has the potential to improve treatment outcomes for patients with AML,” said Dr. Bock. “With our FDA-cleared Phase 2 program nearing significant clinical milestones, I am optimistic for Notable’s future and thankful to our team, Board, investors, advisors, and all partners for their shared commitment and the sense of urgency that patients deserve.”

Dr. Bock will continue as a consultant to the Company, advising the Board of Directors and offering his expertise and guidance on the Company’s next phase.

About Volasertib

Volasertib is a PLK-1 inhibitor with demonstrated activity in AML and other tumor types, including solid tumors, with significant unmet medical need. Building on the performance of volasertib on PMP, an important and proprietary step during Notable’s targeted in-licensing strategy and decision making, Notable will utilize its PMP to predict volasertib-responsive patients prior to their treatment, with the goal of selectively enrolling and treating those predicted responders, increasing volasertib’s response rates and overall patient outcomes, and fast-tracking volasertib’s remaining clinical development in this patient population. Volasertib was originally developed and manufactured by Boehringer Ingelheim and previously granted Breakthrough Therapy designation by the FDA. Notable in-licensed volasertib and obtained exclusive worldwide development and commercialization rights, except for certain rare pediatric cancers.

About Notable Labs, Ltd.

Notable Labs, Ltd. is a clinical-stage platform therapeutics company developing predictive medicines for patients with cancer. Through its proprietary Predictive Medicine Platform (PMP), Notable aims to predict whether or not a patient is likely to respond to a specific therapeutic. The PMP is designed to identify and select clinically responsive patients prior to their treatment, potentially fast-tracking clinical development. By continually advancing and expanding the reach of the PMP across diseases and predicted medical outcomes, Notable aims to be the leader in predictive medicine and revolutionize the way patients seek and receive treatments that work best for them.

Notable believes it has created a targeted and de-risked in-licensing strategy to deliver a product’s medical impact and commercial value faster, with a greater likelihood of success, than traditional drug development. By transforming historical standards of care, Notable aims to create a dramatically positive impact for patients and the healthcare community. Notable is headquartered in Foster City, California. Learn more at our website and follow us @notablelabs.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding Notable’s future operations and goals; the potential benefits of any therapeutic candidates or platform technologies of Notable; the timing of any clinical milestones of Notable’s therapeutic candidates; the cash runway of the company; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and are based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Notable’s control. Notable’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) uncertainties associated with Notable’s platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (ii) risks related to the inability of Notable to obtain sufficient additional capital to continue to advance these product candidates and any preclinical programs; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (iv) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) risks associated with Notable’s future financial and operating results, including its ability to become profitable; (vi) Notable’s ability to retain key personnel; (vii) Notable’s ability to manage the requirements of being a public company; (viii) uncertainties relating to the Israel-Hamas war; (ix) Notable’s ability to obtain orphan drug designation, and the associated benefits, for any of its drug candidates; (x) Notable’s inability to obtain regulatory approval for any of its drug candidates; and (xi) changes in, or additions to international, federal, state or local legislative requirements, such as changes in or additions to tax laws or rates, pharmaceutical regulations, and other regulations. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the U.S. Securities and Exchange Commission (“SEC”), including the factors described in the section titled “Risk Factors” in the Annual Report on Form 10-K of Notable Labs, Ltd. for the year ended December 31, 2023 as filed with the SEC, and in other subsequent filings with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Notable expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

CONTACTS:

Investor Relations:

Daniel Ferry

LifeSci Advisors

+1 (617) 430-7576

daniel@lifesciadvisors.com